UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Diversified Mid-Cap Growth Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks produced robust gains and outperformed other investment styles in 2009. In the last six months, U.S. equities across all styles and capitalizations extended the remarkable rally that began in early March, as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression. While it was the best year for U.S. equities since 2003, we remain concerned that an extended period of extraordinary monetary and fiscal stimulus may have very severe implications for future inflation as the economy recovers.

Your fund returned 24.36% in the second half of 2009 and a much stronger 45.30% for the entire year. As shown in the Performance Comparison table, the fund outperformed its Lipper peer group index over the last year but narrowly trailed competing mid-cap growth portfolios in the last six months. While our portfolio of high-quality companies slightly lagged its Russell benchmark in both periods, we are actually very pleased that the fund did not trail more significantly. As our longer-term investors may know, the fund has a tendency to lag in a strong equity market but outperform in more challenging periods for equities. We position the portfolio to be less aggressive and volatile versus other mid-cap growth portfolios.

In the last six months, the fund trailed its Russell benchmark primarily due to the slight underperformance of our holdings in the industrials and business services, financials, and information technology sectors. On the plus side, good stock selection among energy, materials, and consumer-oriented companies helped our results, as did overweighting energy and low exposure to utilities. For the entire year, the fund lagged the Russell index due to the underperformance of our financials, materials, and information technology holdings. However, overweighting energy and technology and very low exposure to utilities—the weakest sector in the mid-cap growth universe—worked to our advantage.

MARKET ENVIRONMENT

The deep recession that started in late 2007 is over. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 0.7% in the second quarter and grew 2.2% in the third. While national unemployment has increased to 10% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities.

After a dismal start to the year, U.S. stocks produced strong gains in 2009. It was a year of extremes, as a period of intense risk aversion quickly turned into a renewal of risk-seeking investment behavior. The cheapest stocks (in terms of price/earnings and price/book value ratios), the most volatile and speculative stocks, and stocks with very high growth expectations substantially outperformed what we tend to favor—growth stocks with reasonable valuations and other favorable attributes, such as high returns on equity (ROE). Some of these trends abated or reversed in the fourth quarter, as recession gave way to economic recovery.

Mid-cap shares outperformed their smaller and larger peers in the 6- and 12-month periods ended December 31, 2009. In the last six months, the Russell Midcap Index returned 27.76% versus 23.90% for the small-cap Russell 2000 Index and 22.59% for the large-cap S&P 500 Index. For the one-year period, the Russell Midcap Index returned 40.48% versus 27.17% for the Russell 2000 and 26.46% for the S&P 500.

Mid-cap growth stocks lagged their value counterparts in the second half of 2009 but trounced them for the entire year. Within the Russell Midcap Growth Index, most major sectors produced moderate returns in both periods. Energy and information technology far surpassed other sectors in both the 6- and 12-month periods. The former climbed as energy commodities rebounded from their lowest levels and investors showed increasing interest in hard assets. The latter produced powerful returns, thanks to attractive valuations, aggressive cost-cutting, cash-rich balance sheets, and better-than-expected revenues. Utilities and telecommunication services—two sectors often perceived as relatively safe havens in an economic downturn—lagged with relatively mild gains in both periods, as investors sought more aggressive investments.

It is interesting to note that mid-cap stocks have materially outperformed both large- and small-cap shares over the last five years—a remarkably tumultuous period for equities. For the five-year period ended December 31, 2009, the S&P 500 Index and the Russell 2000 Index produced annualized returns of 0.42% and 0.51%, respectively, versus 2.43% for the Russell Midcap Index. While we are pleased that mid-cap growth stocks have had a longer-term performance advantage over their value counterparts, as shown in the table, and that mid-caps have topped their smaller and larger peers, we are mindful that these trends are unlikely to continue indefinitely. Market segments that have significantly outperformed for an extended period have a tendency to revert to the mean, which means there could be a period ahead in which mid-cap growth stocks have lower returns than other investment styles. This is one of the reasons why we pay attention to capital preservation when seeking and managing portfolio investments. For more information on how we manage the fund, please see the next section.

INVESTMENT STRATEGY

Before discussing the fund’s performance in detail, we would like to welcome new investors and thank all of our longer-term investors for their continuing confidence in our portfolio management abilities. We, like you, are pleased to see the market’s improved performance since March 2009, though our time horizon for investing is much longer than 10 months, and the market and economic recoveries could be fragile for some time. Nevertheless, we remain committed to the same strategy and principles that have guided our management of the portfolio since its inception six years ago. We believe these will help us navigate through the years ahead and provide patient investors with long-term capital growth:

• The Diversified Mid-Cap Growth Fund invests in mid-cap stocks of companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

• We keep the fund fully invested because we believe that successful market timing is virtually impossible—you would need to be right twice—and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not spend undue time worrying about short-term performance or trying to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential at reasonable valuations.

• Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund will typically invest in about 275 stocks. More recently, the portfolio has held closer to 325 issues, which reflects the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. A high degree of diversification helps to mitigate the downside risk attributable to any single poorly performing security. We invest in companies that are early in their life cycles, and it is inevitable that some will not be as successful as we hope. Accordingly, we balance risk with potential returns.

• Stock selection is based on a combination of fundamental, bottom-up analysis and quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects. We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

• Our time horizons are longer than those of other mid-cap growth investors. Our portfolio turnover rate in the last 12 months was 31.3%, which is substantially less than last year’s average of 137.33% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for their averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average.) This means our holding period for a typical stock is slightly more than three years, whereas our average competitor holds a given stock for less than one year. Consequently, we view ourselves as long-term investors; we are not short-term speculators or day traders.

• Valuations are also very important: We look for the best relative values among companies with the strongest businesses and managements.

• We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are similar to those of mid-cap growth benchmarks, such as the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table on page 6. The portfolio’s median market capitalization ($6.0 billion), historical five-year earnings growth rate (10.6%), and projected earnings growth rate (12.8%) are comparable to those of the index, while its 18.2 price/earnings (P/E) ratio is higher than the index’s 17.2 P/E ratio. This reflects our commitment to companies with excellent long-term growth prospects.

The fund’s ROE, which measures how effectively and efficiently a company and its management are using stockholder investments, is 17.2% versus 17.8% for the benchmark. These 12-month trailing numbers have been declining due to the economic downturn, as many cyclical companies are below their peak levels of profitability. Nevertheless, we remain committed to finding and investing in companies across all sectors of the mid-cap growth universe that we believe can maintain high and sustainable profitability. At the end of December, our sector allocations had considerable resemblance to those of the Russell index. Our largest commitments were information technology (IT), consumer discretionary, industrials and business services, and health care.

The IT sector contributed the most to fund performance in absolute terms in the second half of 2009 and for the entire year. We had a small overweight versus the Russell benchmark at year-end, as shown in the Sector Diversification table on page 7. Technology stocks have been largely out of favor since the beginning of the decade, but 2009 was a very strong year, as investors eagerly sought higher-risk investments. Our approach to the sector is to emphasize companies with strong business models in industries with high barriers to entry and low risk of commoditization, such as semiconductor-related and software businesses. On the other hand, we underweight makers of computers and peripherals because such companies have a higher risk of commoditization. Semiconductor companies Marvell Technology Group and NVIDIA and software companies Salesforce. com and Red Hat were among our largest contributors to performance in the both the 6- and 12-month periods ended December 31, 2009. IT services companies also did well in both periods, led by Cognizant Technology Solutions, which climbed as the company’s earnings increased, and Perot Systems, which we eliminated after the company announced in September that it would be acquired by Dell. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our consumer discretionary shares rose strongly in both periods, as investors anticipated that an economic recovery would lead to increased consumer spending. Our allocation was roughly in line with that of the Russell benchmark at the end of 2009, and good stock selection helped our results throughout the year, especially in the last six months. We find that many companies in the sector have good business models, excellent cash flow, and other favorable attributes, even in challenging economic environments. Our specialty retailers fared best in both periods, led by iconic jeweler Tiffany and discount retailer TJX. Hotel, restaurant, and gaming stocks also did well, led by Starbucks and Starwood Hotels & Resorts Worldwide, though Chipotle Mexican Grill lagged significantly. We overweight this industry because we think many businesses have excellent fundamentals. Internet travel companies Priceline.com, Expedia, and Ctrip.com International performed very well in both periods, but other consumer discretionary industries lagged. We added three lower-end retailers to the fund in the last six months—Dollar General, Dollar Tree, and Big Lots—because we believe these businesses should do relatively well as the economy recovers, even if consumers remain hesitant to increase their spending.

Health care stocks advanced in the last six months and for all of 2009, despite the possibility of extensive government manipulation to the sector. The performance of our holdings in both periods and our year-end allocation to the sector were roughly in line with those of the Russell benchmark. Equipment and supply companies fared best, thanks in large part to Intuitive Surgical. This maker of a very successful robotic surgical system was the fund’s largest absolute contributor to performance in the second half and one of the largest for the entire year. Health care providers and service companies were strong as well, with pharmacy benefits manager Express Scripts performing best in both periods. McKesson, a distributor of pharmaceuticals and supplies to health care providers, also did well. We eliminated these very successful investments in the last six months, as the companies’ market capitalizations grew beyond the limits of the mid-cap universe. Biotechnology stocks lagged, though Human Genome Sciences, which we added in the last six months, contributed to our results. The company was lifted by positive trial results for its new lupus treatment. To reduce the risks of investing in this industry, we tend to keep our biotech holdings well diversified.

Stocks of industrials and business services companies appreciated in the 6- and 12-month periods ended December 31, as investors anticipated that their earnings would improve along with the economy. While many businesses in the sector are closely tied to the economy’s health, we try to look for companies that are not especially cyclical and are market leaders in their niches, such as those that can benefit from steady, recurring revenues, even during periods of economic weakness. Stock selection detracted from our relative results in the last six months but added some value for the full year. Machinery stocks did best in both periods, led by mining equipment maker Joy Global and engine maker Cummins. Aerospace and defense shares also produced good returns, especially Precision Castparts and Goodrich. Two weak relative performers in the second half of the year were capital equipment auctioneer Ritchie Bros. Auctioneers and General Cable.

Financials lagged other mid-cap growth sectors in the second half of the year and for the entire year, despite a sharp improvement in the financial markets and the federal government’s extraordinary efforts to forestall a collapse of the banking system. Relatively weak stock selection limited our gains in both reporting periods. Capital markets companies did best, but the short-term performance of trust bank Northern Trust was disappointing. It is one of the healthiest financial institutions in the U.S. and remains a good long-term investment. Nevertheless, the stock underperformed as investors favored other financials that were rebounding sharply from deep losses in 2008 and early 2009. Commercial banks continued to struggle with loan losses; and while we generally avoid traditional banks because banking is a commoditized business, we perceived some good investment opportunities in the banking sector and initiated small positions in four regional banks that we believe will perform well as the economy recovers: City National, First Horizon National, KeyCorp, and Marshall & Ilsley. These holdings are geographically diversified, which we believe should help reduce our risks.

Energy stocks outperformed in the 6- and 12-month periods ended December 31. Good stock selection and our sector overweight contributed to our relative performance in both time frames. This is our largest overweight versus the Russell benchmark, reflecting our belief that energy companies will benefit from increasing global energy demand in the years ahead. Virtually all of our holdings appreciated, with Concho Resources, Cabot Oil & Gas, coal producer Peabody Energy, and Newfield Exploration among our largest contributors to performance in the sector and the entire portfolio. We do not invest in this sector based on a futile attempt to predict commodity price trends. Rather, we prefer to invest in differentiated service companies or exploration companies with good organic production growth. We think such companies are better investments than companies that are only leveraged to the prices of energy commodities.

As our longer-term investors know, we typically do not own utility companies because they do not usually meet our growth and return on invested capital criteria. However, we perceived an opportunity among independent power producers in the last six months and established small positions in Calpine and NRG Energy. Demand for electricity is currently down due to the economic recession, and we believe that these companies will benefit from increased demand for power as the economy recovers over the next few years.

OUTLOOK

In 2009, we witnessed a return of aggressive risk-seeking investment behavior after a dismal start to the year. Speculative stocks and shares of companies with high earnings expectations did best, but reasonably priced growth stocks lagged as the broad market rallied. Investors should not be surprised if returns in 2010 are more moderate than in 2009.

It is possible that economic growth will be stronger than many currently expect, and we are concerned that inflation could pick up if the Federal Reserve is either slow or late in reversing its wildly stimulative monetary policy. In any event, we believe that higher-quality companies with good business models, strong managements, sustainable competitive advantages in their respective industries, and superior long-term appreciation prospects—the types of companies that we favor—are poised to produce better relative performance in the period ahead.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

January 20, 2010

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.6%		
CONSUMER DISCRETIONARY 17.4%		
Auto Components 0.4%		
Gentex	10,700	191
WABCO Holdings	7,000	180
		371
Diversified Consumer Services 2.1%		
Apollo Group, Class A (1)	9,357	567
DeVry	12,300	698
Education Management (1)(2)	8,000	176
ITT Educational Services (1)	3,100	297
New Oriental Education & Technology, ADR (1)	2,300	174
Strayer Education (2)	800	170
		2,082
Hotels, Restaurants & Leisure 3.5%		
Chipotle Mexican Grill (1)	3,200	282
Choice Hotels International	6,600	209
Ctrip.com International, ADR (1)	2,400	173
Hyatt Hotels, Class A (1)	4,100	122
International Game Technology	17,100	321
Marriott, Class A	15,869	433
Panera Bread, Class A (1)	5,800	388
Starbucks (1)	20,400	470
Starwood Hotels & Resorts Worldwide	8,100	296
Tim Hortons (2)	9,300	284
WMS Industries (1)	5,850	234
Wynn Resorts (2)	5,100	297
		3,509
Household Durables 0.3%		
KB Home	3,400	46
Lennar, Class A	5,300	68

Pulte (1)	10,597	106
Toll Brothers (1)	5,800	109
		329
Internet & Catalog Retail 0.8%		
Expedia (1)	13,600	350
priceline.com (1)	2,000	437
		787
Leisure Equipment & Products 0.2%		
Mattel	10,500	210
		210
Media 2.3%		
Cablevision, Class A	9,300	240
Central European Media Enterprises (1)(2)	6,700	158
CTC Media (1)	10,300	153
Discovery Communications, Class C (1)	17,100	454
DreamWorks Animation, Class A (1)	4,700	188
Liberty Media Starz, Class A (1)	4,100	189
McGraw-Hill	15,900	533
Omnicom	5,100	200
Shaw Communications, Class B	9,200	189
		2,304
Multiline Retail 0.8%		
Big Lots (1)	7,200	208
Dollar General (1)	7,000	157
Dollar Tree (1)	3,600	174
Family Dollar Stores	10,600	295
		834
Specialty Retail 6.2%		
Advance Auto Parts	6,700	271
AnnTaylor Stores (1)	5,500	75

AutoZone (1)	1,200	190
Bed Bath & Beyond (1)	15,700	607
CarMax (1)	12,300	298
Dick's Sporting Goods (1)	7,000	174
Gap	15,500	325
Men's Wearhouse	6,200	131
O'Reilly Automotive (1)	11,600	442
PetSmart	6,800	182
Ross Stores	15,100	645
Sherwin-Williams	7,400	456
Staples	7,900	194
Tiffany	10,400	447
TJX	27,400	1,001
TSC (1)	4,000	212
Urban Outfitters (1)	9,100	318
Williams-Sonoma	8,700	181
		6,149
Textiles, Apparel & Luxury Goods 0.8%		
Coach	20,800	760
		760
Total Consumer Discretionary		17,335
CONSUMER STAPLES 5.7%		
Beverages 0.8%		
Brown-Forman, Class B	14,225	762
		762
Food & Staples Retailing 0.4%		
Whole Foods Market (1)	16,200	445
		445
Food Products 1.5%		
Campbell Soup	8,800	298

Hershey Foods	6,800	243
J.M. Smucker	3,800	235
McCormick	19,900	719
		1,495
Household Products 1.1%		
Church & Dwight	7,600	460
Clorox	10,300	628
		1,088
Personal Products 1.1%		
Avon	24,600	775
Mead Johnson Nutrition, Class A	6,600	288
		1,063
Tobacco 0.8%		
Lorillard	9,900	794
		794
Total Consumer Staples		5,647
ENERGY 7.5%		
Energy Equipment & Services 3.1%		
Baker Hughes	4,300	174
Cameron International (1)	13,800	577
Complete Production Services (1)	6,900	90
Core Laboratories	3,700	437
Diamond Offshore Drilling	3,900	384
FMC Technologies (1)	9,400	544
Nabors Industries (1)	8,800	192
Oceaneering International (1)	5,000	292
Smith International	8,200	223
TETRA Technologies (1)	15,000	166
		3,079

Oil, Gas & Consumable Fuels 4.4%

Arch Coal	11,646	259
Bill Barrett (1)	5,100	159
Cabot Oil & Gas	9,500	414
Cobalt International Energy (1)	10,100	140
Concho Resources (1)	13,300	597
CONSOL Energy	6,900	344
Forest Oil (1)	14,300	318
Mariner Energy (1)	9,100	106
Massey Energy	4,300	181
Murphy Oil	6,800	368
Newfield Exploration (1)	7,400	357
Peabody Energy	7,600	344
SandRidge Energy (1)	9,000	85
Southwestern Energy (1)	4,700	226
Sunoco	3,700	96
Ultra Petroleum (1)	8,300	414
		4,408
Total Energy		7,487

FINANCIALS 8.5%

Capital Markets 2.8%

Artio Global Investors (1)	4,300	110
Eaton Vance	10,200	310
Federated Investors, Class B	6,400	176
Janus Capital Group	25,300	340
Lazard	11,700	444
Northern Trust	13,700	718
optionsXpress Holdings	6,400	99
SEI	9,600	168
TD Ameritrade Holding (1)	23,400	454
		2,819

Public Storage, REIT	4,600	375
		774
Total Financials		8,527

HEALTH CARE 13.6%

Biotechnology 2.0%

Alexion Pharmaceutical (1)	6,000	293
Biogen Idec (1)	3,400	182
BioMarin Pharmaceutical (1)	7,800	147
Cephalon (1)	4,400	274
Human Genome Sciences (1)	9,900	303
Martek Biosciences (1)	4,800	91
Myriad Genetics (1)	7,200	188
Vertex Pharmaceuticals (1)	11,200	480
		1,958

Health Care Equipment & Supplies 4.4%

American Medical Systems (1)	10,000	193
ArthroCare (1)	5,600	133
C.R. Bard	7,000	545
CareFusion (1)	17,800	445
Dentsply International	8,600	303
Edwards Lifesciences (1)	3,200	278
Gen-Probe (1)	3,600	154
Hologic (1)	9,800	142
IDEXX Laboratories (1)	7,000	374
Intuitive Surgical (1)	2,000	607
Masimo (1)	5,200	158
ResMed (1)	3,700	193
St. Jude Medical (1)	11,800	434
Varian Medical Systems (1)	6,100	286
Zimmer Holdings (1)	3,200	189
		4,434

Health Care Providers & Services 3.1%		
CIGNA	5,600	198
Community Health System (1)	6,900	246
Coventry Health Care (1)	6,400	155
DaVita (1)	6,149	361
Health Net (1)	7,400	172
Henry Schein (1)	6,700	352
Humana (1)	4,900	215
Laboratory Corporation of America (1)	6,000	449
Lincare Holdings (1)	3,300	123
Patterson Companies (1)	6,900	193
Quest Diagnostics	10,800	652
		3,116
Health Care Technology 0.6%		
Allscripts Misys Healthcare Solution (1)	8,700	176
Cerner (1)	5,400	445
		621
Life Sciences Tools & Services 2.6%		
Charles River Laboratories International (1)	4,700	158
Covance (1)	2,900	158
Illumina (1)	11,000	337
Life Technologies (1)	9,300	486
Mettler-Toledo International (1)	3,000	315
Millipore (1)	2,300	167
Qiagen (1)	10,600	237
Techne	5,300	363
Waters Corporation (1)	6,000	372
		2,593
Pharmaceuticals 0.9%		
Allergan	4,504	284
Elan, ADR (1)	12,900	84

Perrigo	5,600	223
Shire, ADR	3,200	188
Warner Chilcott (1)	4,200	120
		899
Total Health Care		13,621

INDUSTRIALS & BUSINESS SERVICES 15.1%

Aerospace & Defense 2.9%

Alliant Techsystems (1)	2,300	203
Elbit Systems	3,000	195
Empresa Brasiliera, ADR	7,400	163
Goodrich	10,100	649
ITT	3,600	179
Precision Castparts	7,500	828
Rockwell Collins	8,900	493
Transdigm Group	3,300	157
		2,867

Air Freight & Logistics 1.2%

C.H. Robinson Worldwide	10,000	587
Expeditors International of Washington	16,900	587
		1,174

Airlines 0.4%

SkyWest	14,600	247
Southwest Airlines	14,300	163
		410

Commercial Services & Supplies 1.7%

American Reprographics (1)	10,200	72
Copart (1)	5,600	205
Republic Services	11,950	338
Ritchie Brothers Auctioneers (2)	18,100	406
Stericycle (1)	9,900	546

Waste Connections (1)	5,300	177
		1,744
Construction & Engineering 1.5%		
Fluor	15,800	712
Foster Wheeler (1)	11,200	330
Quanta Services (1)	19,500	406
		1,448
Electrical Equipment 1.1%		
AMETEK	8,950	342
General Cable (1)	7,000	206
GT Solar International (1)(2)	18,300	102
II-VI (1)	6,300	200
Rockwell Automation	6,100	287
		1,137
Industrial Conglomerates 0.7%		
McDermott International (1)	19,700	473
Roper Industries	5,100	267
		740
Machinery 3.0%		
Clarcor	5,800	188
Cummins Engine	6,500	298
Donaldson	8,300	353
Flowserve	2,900	274
Graco	6,400	183
Harsco	5,000	161
IDEX	6,375	199
Joy Global	6,600	340
PACCAR	5,100	185
Pall	6,700	243
Terex (1)	8,800	174
Valmont Industries	2,700	212

Wabtec	3,700	151
		2,961
Professional Services 1.3%		
Corporate Executive Board	5,500	125
Dun & Bradstreet	4,500	380
Equifax	5,100	158
Manpower	3,300	180
Robert Half International	10,000	267
Verisk Analytics, Class A (1)	6,300	191
		1,301
Road & Rail 0.4%		
Landstar System	9,900	384
		384
Trading Companies & Distributors 0.9%		
Fastenal (2)	9,500	395
W. W. Grainger	5,400	523
		918
Total Industrials & Business Services		15,084
INFORMATION TECHNOLOGY 24.5%		
Communications Equipment 1.2%		
F5 Networks (1)	4,800	254
JDS Uniphase (1)	16,100	133
Juniper Networks (1)	25,000	667
Palm (1)(2)	19,600	197
		1,251
Computers & Peripherals 1.9%		
Logitech International (1)(2)	9,400	161
NetApp (1)	19,600	674
QLogic (1)	12,100	228

SanDisk (1)	7,600	220
Seagate Technology	31,500	573
		1,856
Electronic Equipment, Instruments & Components 2.6%		
Amphenol, Class A	8,800	406
Cogent (1)	12,200	127
Dolby Laboratories, Class A (1)	11,000	525
First Solar (1)(2)	1,800	244
FLIR Systems (1)	6,000	196
Itron (1)	2,900	196
Jabil Circuit	12,300	214
National Instruments	7,550	222
Trimble Navigation (1)	17,400	439
		2,569
Internet Software & Services 1.7%		
Akamai Technologies (1)	12,800	324
Baidu, ADR (1)	400	165
Monster Worldwide (1)	11,100	193
Rackspace Hosting (1)	8,700	181
Sina (1)	4,400	199
VeriSign (1)	13,500	327
Vistaprint (1)	4,800	272
		1,661
IT Services 3.7%		
Cognizant Technology Solutions (1)	15,800	716
Computer Sciences (1)	3,400	196
Fidelity National Information	6,700	157
Fiserv (1)	4,500	218
Genpact (1)	13,100	195
Global Payments	5,300	285
Hewitt Associates, Class A (1)	4,400	186
Iron Mountain (1)	10,899	248

Neustar, Class A (1)	7,100	163
Paychex	22,900	702
Western Union	32,200	607
		3,673
Office Electronics 0.2%		
Zebra Technologies (1)	5,850	166
		166
Semiconductor & Semiconductor Equipment 6.7%		
Altera	29,100	659
Analog Devices	15,800	499
Broadcom, Class A (1)	9,500	299
Cymer (1)	4,100	157
Fairchild Semiconductor, Class A (1)	9,000	90
Intersil Holding, Class A	10,100	155
KLA-Tencor	3,800	137
Lam Research (1)	5,400	212
Linear Technology	19,700	602
Marvell Technology Group (1)	33,900	703
Maxim Integrated Products	10,400	211
MEMC Electronic Materials (1)	8,400	114
Microchip Technology	14,100	410
National Semiconductor	27,000	415
NVIDIA (1)	26,500	495
ON Semiconductor (1)	18,500	163
Silicon Laboratories (1)	5,900	285
Teradyne (1)	19,200	206
Varian Semiconductor Equipment (1)	6,400	230
Xilinx	25,900	649
		6,691
Software 6.5%		
Adobe Systems (1)	8,200	302
Ansys (1)	7,900	343

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2009, all of the fund’s investments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On December 31, 2009, the value of loaned securities was $1,895,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $26,732,000 and $25,153,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008, totaled $0 and $677,000, respectively, and were characterized as long-term capital gain. At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $4,926,000 in fiscal 2016, and $7,591,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. The fund’s expense limitation was 1.25% through April 30, 2008 and was increased to 1.50% effective May 1, 2009 through April 30, 2011. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2013. At December 31, 2009, there were no amounts subject to repayment. For the year ended December 31, 2009, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $187,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1991

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
2006
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Mid-Cap Growth Fund	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010